[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.62

Execution Version

FIRST AMENDMENT TO

EQUITY CAPITAL CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”) is executed as of September 25, 2013, by and between Firstar Development, LLC, a Delaware limited liability company (the “Investor”), and Clean Technologies 2013B, LLC, a Delaware limited liability company (the “Class B Member”). The Investor and the Class B Member shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Equity Capital Contribution Agreement, dated as of August 2, 2013 (the “ECCA”), by and between the Parties.

RECITALS

A. WHEREAS, the Parties executed the ECCA on August 2, 2013.

B. WHEREAS, the Parties desire to amend the ECCA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the ECCA as follows:

AGREEMENT

1.	Amendments.

a.	Preliminary Statement #1 is deleted in its entirety and replaced with the following text:

“2013B ESA Project Company, LLC, a Delaware limited liability company (the “Facility Company”), has entered into that certain Amended and Restated Master Energy Server Purchase and Services Agreement with Bloom Energy Corporation (“Seller”), dated as of September 25, 2013 (the “MESPSA”), which amends and restates that certain Master Energy Server Purchase and Services Agreement, dated as of July 19, 2013 by and between such parties, and pursuant to the MESPSA the Facility Company will purchase, subject to the terms and conditions set for therein, on-site fuel cell power generating systems (each a “System”) with an aggregate Baseload Capacity of up to 6.1 MW, to be installed on, together with the relevant “BOF” (as defined in the MESPSA), each relevant “Site” (as defined in the MESPSA) located in California and Connecticut, as identified more specifically on Annex 1-A attached hereto (each System together with the relevant “BOF” at a “Site”, a “Facility”).”

b.	The following definition of the capitalized term “Accounts Agreement” is inserted into Section 1.1 in the appropriate alphabetical location:

“Accounts Agreement” means that certain Accounts Agreement, dated as of July 19, 2013, by and among the Facility Company, the Facility Lender and The Bank of New York Mellon, as the accounts bank.

c.	The definition of the capitalized term “ASA” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

“ASA” means the Amended and Restated Administrative Services Agreement, dated as of September 25, 2013, by and among the Administrator, the Company and the Facility Company.

d.	The definition of the capitalized term “Assignment and Assumption Agreement #1” and the definition of the capitalized term “Assignment and Assumption Agreement #2”, each set forth in Section 1.1, are deleted in their entirety and replaced with the following text:

““Assignment and Assumption Agreement” means the Assignment and Assumption Agreement, effective as of May 15, 2013, by and between 2012 ESA, as assignor, and the Facility Company, as assignee.”

e.	The definition of the capitalized term “Company LLC Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

“Company LLC Agreement” means that certain Amended and Restated Operating Agreement of the Company, dated as of August 2, 2013, by and between the Investor and the Class B Member.

f.	The definition of the capitalized term “Credit Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

“Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of September 25, 2013, by and between the Facility Company and the Facility Lender.

g.	The following definition of the capitalized term “Equity Pledge Agreement” is inserted into Section 1.1 in the appropriate alphabetical location:

“Equity Pledge Agreement” means that certain Equity Pledge Agreement, dated as of July 19, 2013, by and between the Company and the Facility Lender.

h.	The following definition of the capitalized term “Indemnity Agreement” is inserted into Section 1.1 in the appropriate alphabetical location:

“Indemnity Agreement” means that certain Amended and Restated Indemnity Agreement, dated as of September 25, 2013, by and between the Facility Company and Seller.

i.	The definition of the capitalized term “Interparty Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

“Interparty Agreement” means that certain Amended and Restated Interparty Agreement, dated as of August 2, 2013, by and among the Facility Company, the Investor and the Facility Lender.

j.	The definition of the capitalized term “Power Purchase Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Power Purchase Agreement” means collectively

(i) that certain Energy System Use Agreement No. 20130430.072.C dated as of May 15, 2013, by and between [***] PPA Customer 1 and the Facility Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.072.C, effective as of May 15, 2013, by and between [***] PPA Customer 1 and the Facility Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, which was partially assigned by the Facility Company to 2012 ESA Project Company, LLC, a Delaware limited liability company (“2012 ESA”), pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA E/G Assignment”), and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(ii) that certain Energy System Use Agreement No. 20130430.076.C dated as of May 15, 2013, by and between [***] PPA Customer 1 and the Facility Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time;

(iii) that certain Energy System Use Agreement No. 20130430.078.C dated as of May 15, 2013, by and between [***] PPA Customer 2 and the Facility Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.078.C, effective as of May 15, 2013, by and between [***] PPA Customer 2 and the Facility Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, which was partially assigned by the Facility Company to 2012 ESA pursuant to the PPA E/G Assignment, and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

[***] Confidential Treatment Requested

(iv) that certain Energy System Use Agreement No. 20130403.076.C, dated as of May 15, 2013, by and between [***] PPA Customer 2 and 2012 ESA, as amended by that certain Acknowledgement and Consent Regarding Assignment and Amendment, effective as of May 15, 2013, by and between PPA Customer 2 and 2012 ESA, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time (“PPA-C”), which PPA-C was assigned by 2012 ESA to the Facility Company pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA B/C Assignment”), which PPA B/C Assignment has been terminated pursuant to a termination agreement and which PPA-C has been assigned by 2012 ESA to the Facility Company pursuant to the Assignment and Assumption Agreement.”

k.	The following definition of the capitalized term “Security Agreement” is inserted into Section 1.1 in the appropriate alphabetical location:

“Security Agreement” means that certain Assignment and Security Agreement, dated as of July 19, 2013, by and between the Facility Company and the Facility Lender.

l.	The text “and” is added to the end of Section 6.1(o).

m.	Section 6.1(p) and Section 6.1(q) are deleted in their entirety.

n.	The text “; and” is deleted from the end of Section 6.2(dd) and is replaced with “.”

o.	Section 6.2(ee) is deleted in its entirety.

p.	The reference to “Section 7.16(b)” included in Section 6.4(c) shall be changed to “Section 7.15(b)”.

q.	The text “; and” is deleted from the end of Section 6.4(u) and is replaced with “.”

r.	Section 6.4(v) is deleted in its entirety.

s.	Annex 1-A is deleted in its entirety and replaced with the revised version of Annex 1-A, attached hereto as Exhibit A.

t.	Annex 10-A and Annex 10-B are deleted in their entirety.

u.	Recital B of Annex 9 is deleted in its entirety and replaced with the following:

“B. The Undersigned, the Company and the Facility Company have entered into that certain Amended and Restated Administrative Services Agreement, dated as of September 25, 2013, as amended, amended and restated, supplemented or otherwise modified from time to time (the “ASA”);”

[***] Confidential Treatment Requested

v.	Recital C of Annex 9 is deleted in its entirety and replaced with the following:

“C. The Undersigned and the Facility Company have entered into that certain Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as amended, amended and restated, supplemented or otherwise modified from time to time (together with the ASA, the “Agreements”); and”

2.	Ratification. The ECCA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the ECCA in any other document or instrument shall be deemed to mean such ECCA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

FIRSTAR DEVELOPMENT, LLC,
a Delaware limited liability company

By:

	Name:	Lan Adair Sasa
	Title:	Authorized Officer

CLEAN TECHNOLOGIES 2013B, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature page to First Amendment to Equity Capital Contribution Agreement]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

CLEAN TECHNOLOGIES 2013B, LLC, a Delaware limited liability company

By:

	Name:	Sendil Atreya
	Title:	Vice President

[Signature page to First Amendment to Equity Capital Contribution Agreement]

Execution Version

EXHIBIT A

ANNEX 1-A

List of Prospective Facilities and Locations

Site No.	PPA Customer	Address	City	State	Size (kW)	Applicable Energy System Use Agreement No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

		[***]	[***]	[***]	[***]

				[***]	[***]

[Exhibit A to First Amendment to Equity Capital Contribution Agreement]

[***] Confidential Treatment Requested